First Financial Northwest, Inc.

unique. innovative. solutions.



July 2018

NASDAQ GS Symbol: FFNW

Joseph W. Kiley III — President & Chief Executive Officer

Richard P. Jacobson — Executive Vice President, Chief Financial Officer, and Chief Operations Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.


unique
partner
innovative
connected
solutions
growth
unique. innovative. solutions.
First Financial
Northwest Bank

Company Highlights

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007 – NASDAQ Global Select Market: FFNW
- Converted to a Bank Holding Co. – 3/31/2015
- All time high stock price $21.81 – 6/8/18
- All time low stock price $3.25 – 11/30/10
- **Closing stock price $20.30 – 7/23/18**

Community Bank: First Financial Northwest Bank

- **Organized in 1923 as a state savings and loan association**
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- **Converted to a Washington State chartered commercial bank in February 2016**

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 & 1-405 corridors in Western Washington
- **Primary focus on King, Snohomish and North Pierce counties**

Contemporary/Innovative Offices and Efficient Operations

- De novo expansion: Mill Creek, Edmonds, The Landing in Renton, Bellevue, and The Junction in Bothell
- Acquired 4 strategically located branches from Opus Bank in Q3 2017: Clearview, Smokey Point, Lake Stevens (Snohomish County) and Woodinville (King County)

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	6	31
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	5	30
Ronnie J. Clariza	SVP, Chief Risk Management Officer (FFNWB)	15	16
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	4	35
Simon Soh	SVP, Chief Credit Officer (FFNWB)	8	29

Over 28 Years Average Experience

Puget Sound Region

Suburban Strategy – Surround Seattle and Bellevue Proper



Smokey Point
Lake Stevens
Mill Creek
Clearview
Edmonds
Bothell
Woodinville
Crossroads
Renton – The Landing
Renton - Headquarters
Everett
Seattle
Bellevue
Kirkland
Redmond



Everett
Seattle
Tacoma
Olympia

Branch Experience

Technology Centered Branch Concept








First Financial
Northwest Bank






First Financial
Northwest Bank


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
Life is More Than Banking
Let's Get Social
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial Northwest Bank
Touch the Screen to Learn More


City of Edmonds Washington
Arts & Culture Calendar

Best Branch Experience Award



First Financial Northwest Bank, Best Branch Experience (small/medium bank)*

The Best in Bank Customer Experience Awards honor innovative, consumer-focused financial institutions and fintech providers whose branches and technologies are heightening the customer experience

"This branch projects warmth and a welcoming, community orientation. It features a pleasant open layout, with well-defined spaces, thoughtfully integrated technology balanced with human interaction."

"Tech bars and a virtual brochure add futuristic touch to the bank branch."

*Presented by Networld Media Group at the Bank Customer Experience Summit, September 19, 2017.

Local Economy

Drivers of the U.S. Economy – Big Tech


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NYSE
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DJI
25,002.81
BIG TECH
FACEBOOK (FB)
207.23 0.31 (0.15%)
AMAZON.COM (AMZN)
1,808.72 12.10 (0.67%)
APPLE (AAPL)
191.40 0.37 (0.19%)
ALPHABET INC (GOOGL)
1,207.82 6.56 (0.55%)
MICROSOFT (MSFT)
104.80 0.61 (0.59%)
DOW
25,003.65
78.76 0.32%
LIVE
FOX BUSINESS NETWORK
NEWS ALERT
ALL-TIME HIGHS: NASDAQ, ALPHABET, AMAZON, FACEBOOK, MICROSOFT
S&P 2802.16 3.87
NAS 7833.54 9.63
MARKET ALERT
FCX) 300@ 16.70 0.59 | PITNEY BOWES (PBI) 800@ 9.01 0.01

Source: *Fox Business Network*, July 13, 2018

First Financial Northwest, Inc.

Puget Sound Region Tenants

"Big Tech" Presence in the Region

Company	Office and Industrial Space Occupied [(1)]
BOEING	15.85 million square feet
Microsoft	14.7 million square feet
amazon	12.19 million square feet [(2)]
NORDSTROM	1.27 million square feet
	1.26 million square feet [(3)]
Google	1.23 million square feet
T	889,033 square feet
facebook	828,609 square feet
expedia inc.	528,232 square feet

Source: Puget Sound Business Journal, July 7, 2017
(1) Includes owned and leased property in the Puget Sound region
(2) In addition to its warehouse space, Amazon.com is poised to occupy 12 million square feet of office space in the Puget Sound region by 2022; it currently occupies about 8.8 million square feet of office space.
(3) Some sources put Starbucks' footprint as large as 1.35 million square feet.

Boeing Renton Represents 79% of Backlog

Total Unfilled Orders Through June 2018			**5,946**
Model Series	**Orders**	**Deliveries**	**Unfilled**
737 MAX	4,649	162	4,487
NEXT-GENERATION 737 (-700, -800, -800A, 900ER)	5,656	5,428	228
Boeing Business Jets (BBJ, BBJ2)	144	141	3
Total Unfilled Orders for 737 Model Series			**4,718**

The 737…The Most Successful Commercial Aircraft in the History of Aviation

Every 1.9 Seconds, a 737 Lands or Takes Off Somewhere Around the World

About 30% of World's Fleet of Commercial Jetliners Are Produced in Renton



Current Performance


737

First Boeing 737 Max 7 takes off
from Renton Municipal Airport
March 18, 2018

Key Financial Ratios

Recent Branch Expansion is Temporarily Driving Increased Costs

	At or For the Quarter Ended				
	Jun 30, 2018	**Mar 31, 2018**	**Dec 31, 2017**	**Sep 30, 2017**	**Jun 30, 2017**
Performance Ratios:					
Return on assets	**1.01%**	2.28%	0.80%	0.66%	0.70%
Return on equity	**8.28**	19.16	6.70	5.13	5.22
Equity-to-assets ratio	**12.46**	12.13	11.79	12.10	13.27
Interest rate spread	**3.33**	3.73	3.51	3.38	3.47
Net interest margin	**3.50**	3.88	3.65	3.53	3.60
Efficiency ratio	**69.38**	60.42	66.69	67.64	70.27
Noninterest expense/average total assets	**2.44**	2.34	2.34	2.42	2.57
Capital Ratios: (1)					
Tier 1 leverage ratio	**10.22%**	10.44%	10.20%	10.80%	11.46%
Total capital ratio	**14.47**	14.38	13.77	14.20	15.19
Asset Quality Ratios: (2)					
Nonperforming assets/total assets	**0.05%**	0.05%	0.05%	0.17%	0.22%
ALLL as a percent of total loans	**1.27**	1.31	1.28	1.28	1.29
ALLL as a percent of nonperforming loans	**7,776.83**	7,508.90	7,196.65	6,545.95	1,935.68

(1) Capital ratios are for First Financial Northwest Bank only.
(2) Loans are reported net of undisbursed funds.

Consolidated Income and Total Assets

Quarter Ended (Dollars in thousands)

	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	June 30 2017
Net interest income	**$ 10,129**	$ 10,984	$ 10,388	$ 9,375	$ 8,997
(Recapture of provision) provision for loan losses	**(400)**	(4,000)	(1,200)	500	100
Net interest income after (recapture) provision	**10,529**	14,984	11,588	8,875	8,897
Total noninterest income [(1)]	**663**	646	211	731	731
Total noninterest expense	**7,487**	7,027	7,069	6,836	6,836
Income before federal income tax provision	**3,705**	8,603	4,730	2,770	2,792
Federal income tax provision [(2)]	**603**	1,761	2,324	909	924
Net income	**$ 3,102**	$ 6,842	$ 2,406	$ 1,861	$ 1,868
Total assets	**$ 1,224,065**	$ 1,226,358	$ 1,210,229	$ 1,163,578	$ 1,081,708

Improving Net Interest Income

(1) Following the passage of the U.S. Tax Cuts and Jobs Act of 2017 (the "Tax Act"), the Company restructured a portion of its investment portfolio by selling fixed-rate securities in a loss position and purchasing adjustable rate securities, incurring a $670,000 loss on sale during the quarter ended December 31, 2017.
(2) Also related to the Tax Act, the Company recorded a charge of $807,000 through its federal income tax provision for the quarter ended December 31, 2017, related to the Company's net deferred tax asset revaluation as a result of the new lower enacted corporate income tax rates.

Total Loan Portfolio

Net Loans Receivable Increased $127.6MM from June 30, 2017 to $989.3MM at June 30, 2018

Net CRE Concentration
475.2% of Adjusted Capital*


Business & Consumer
$34.5M
3.1%
Construction
$179.3M
16.5%
1-4 Family
$303.6M
28.0%
CRE
$372.2M
34.3%
Multifamily
$194.9M
18.0%
1-4 Family
Multifamily
CRE
Construction
Business & Consumer

*Bank only at June 30, 2018

Composition of Deposits

(excludes Bank-Owned and Brokered Deposits*)

12/31/2012

Total Deposit Base: $665.7M


3.3%
Checking
$22.0M
2.7%
Savings
$18.3M
24.3%
MMAs
$161.7M
69.7%
CDs
$463.7M

6/30/2016

Total Deposit Base: $594.5M


Checking
$42.2M
7.1%
Savings
$31.1M
5.2%
CDs
$324.1M
54.5%
MMAs
$197.1M
33.2%

Impact of New Branches – Growth in Core Deposits

6/30/2017

Total Deposit Base: $660.1M


Checking
$56.2M
8.5%
Savings
$26.7M
4.0%
CDs
$345.0M
52.3%
MMAs
$232.2M
35.2%

6/30/2018

Total Deposit Base: $757.2M


Checking
$90.7M
12.0%
Savings
$26.6M
3.5%
CDs
$335.4M
44.3%
MMAs
$304.5M
40.2%

* Brokered Deposits were $75.5 million at 6/30/18 and 6/30/17, $65.6 million at 6/30/16, and none at 12/31/12.

Branch Expansion Strategy

Expand geographical footprint to grow core deposits and diversify mix

Location	County	Type	Opened	Deposits (in thousands)			
				9/30/2017	12/31/2017	3/31/2018	6/30/2018
Renton	King	Headquarters	1923	$588,428	$597,732	$596,770	$567,352
Mill Creek	Snohomish	*De Novo*	Q3 2015	$21,184	$24,984	$25,546	$24,278
Edmonds	Snohomish	*De Novo*	Q1 2016	$25,835	$24,957	$26,348	$29,065
The Landing Renton	King	*De Novo*	Q3 2016	$19,686	$22,445	$23,822	$22,585
Crossroads/Bellevue	King	*De Novo*	Q2 2017	$9,831	$20,876	$39,654	$37,451
Woodinville (1)	King	Acquired	Q3 2017	$33,446	$33,312	$33,615	$33,449
Clearview/Snohomish (1)	Snohomish	Acquired	Q3 2017	$19,991	$17,571	$17,328	$16,771
Lake Stevens (1)	Snohomish	Acquired	Q3 2017	$9,406	$8,644	$9,169	$9,677
Smokey Point/Arlington (1)	Snohomish	Acquired	Q3 2017	$12,445	$13,493	$15,398	$16,044
The Junction Bothell (2)	King	*De Novo*	Q2 2018	--	--	$31	$592
Brokered Deposits				$75,488	$75,488	$75,488	$75,488
			Total	**$815,740**	**$839,502**	**$863,229**	**$832,752**

(1) Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustments.
(2) The Junction Bothell opened April 9, 2018.

Retail Branch Fee Income
(in thousands)


$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2014
2015
2016
2017
$181
$391
$1,074
$1,365
$183
$813
$919
$181
$208
$261
$446
Deposit related fees
Wealth management revenue*
Total retail branch fee income

* The Bank began offering wealth management services during the second quarter of 2015.

First Financial Northwest, Inc.

Interest Rate Risk Management

Reducing Our Liability Sensitivity

Net Interest Income Change at September 30, 2016

Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	31,389	-9.81%
+200	$	32,553	-6.46%
+100	$	33,734	-3.07%
Base	$	34,802	—
-100	$	35,465	1.91%

Net Interest Income Change at March 31, 2018

Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	37,257	-4.50%
+200	$	37,842	-3.00%
+100	$	38,497	-1.33%
Base	$	39,014	—
-100	$	38,495	-1.33%

*These tables illustrate the estimated change in our net interest income over the next 12 months from September 30, 2016, and March 31, 2018, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that we might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. See associated Form 10-K or 10-Q for various assumptions used in this modeling.

Asset Quality







First Financial Northwest, Inc.

Nonperforming Loans & Assets


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.63%
4.01%
3.46%
3.21%
2.79%
2.44%
1.85%
1.53%
1.38%
1.18%
Total Delinquent (>30 days) Loans
$532,000 at June 30, 2018
Includes TDRs as reported
by SNL Financial
0.14%
0.47%
0.14%
0.34%
0.12%
0.32%
0.10%
0.31%
0.07%
0.27%
0.07%
0.22%
0.02%
0.17%
0.02%
0.05%
0.02%
0.05%
0.02%
0.05%
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

First Financial Northwest, Inc.

Historical Industry Annual Loan Net Charge-Off Rates



Historical Annual Loan Net Charge-Off Rates
by Loan Type (without Credit Cards)
6%
0%
C&D loan net charge-off
histories more than
double other loan types
Cumulative charge-off %'s ~
8.3% for thrift crisis
15.0% for financial crisis
3.1%
3.0%
2.2%
1.9%
1.6%
1.8%
5.8%
5.7%
3.5%
2.9%
2.7%
1.3%
1.3%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Multi-Family
CRE Loans
C&I Loans
C&D Loans
HELOCs

Source: Compiled for the Western Independent Bankers 2016 Directors Conference from FDIC Quarterly Banking Profile statistics


unique.
innovative.
solutions.
First Financial Northwest, Inc.
Nasdaq
BROADWAY
@Nasdaq

Stock Performance

FFNW Ownership Summary

Approximately 43% Institutional Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	927,552	0	8.60%	15,536,496	03-31-2018	13F
Renaissance Technologies LLC	657,767	-17,933	6.10%	11,017,597	03-31-2018	13F
BlackRock Institutional Trust Company, N.A.	414,033	6,846	3.84%	6,935,053	03-31-2018	13F
The Vanguard Group, Inc.	344,319	223	3.19%	5,767,343	03-31-2018	13F
Thomson Horstmann & Bryant, Inc.	298,394	13,189	2.77%	4,998,100	03-31-2018	13F
Kennedy Capital Management, Inc.	190,135	31,286	1.76%	3,184,761	03-31-2018	13F
Context BH Capital Management, LP	184,302	11,855	1.71%	3,087,059	03-31-2018	13F
Numeric Investors LLC	170,235	-2,700	1.58%	2,851,436	03-31-2018	13F
State Street Global Advisors (US)	135,169	-9,961	1.25%	2,264,081	03-31-2018	13F
Bridgeway Capital Management, Inc.	119,982	0	1.11%	2,009,699	03-31-2018	13F
Northern Trust Investments, Inc.	81,428	-2,256	0.76%	1,363,919	03-31-2018	13F
Bank of America Merrill Lynch (US)	81,162	29,150	0.75%	1,359,464	03-31-2018	13F
Morgan Stanley & Co. LLC	76,503	3,497	0.71%	1,281,425	03-31-2018	13F
PanAgora Asset Management Inc.	71,035	-2,220	0.66%	1,189,836	03-31-2018	13F
Geode Capital Management, L.L.C.	66,440	-384	0.62%	1,112,870	03-31-2018	13F
LSV Asset Management	62,849	-13,732	0.58%	1,052,721	03-31-2018	13F
BNY Mellon Asset Management North America	56,703	2,670	0.53%	949,775	03-31-2018	13F
BlackRock Investment Management (UK) Ltd.	37,004	37,004	0.34%	619,817	03-31-2018	13F
Nuveen LLC	36,373	0	0.34%	609,248	03-31-2018	13F
Deutsche Asset Management Americas	36,176	-22,387	0.34%	605,948	03-31-2018	13F

Top 10 Insiders	Position	Pos Change	% O/S	Mkt Val	Date	Source
First Financial Northwest, Inc. ESOP	1,160,591	0	10.80%	20,310,343	02-08-2018	13D/A
First Financial Northwest Foundation	1,050,000	0	9.77%	18,375,000	02-09-2018	13G/A
Lee Joann E	95,604	-6,619	*	1,673,070	08-08-2017	Form 4
Faull Gary F	84,877	1,739	*	1,485,348	06-14-2017	Form 4
Soh Simon	37,555	3,384	*	657,213	03-06-2018	Form 4
Kiley Joseph W III	32,525	7,525	*	569,188	03-06-2018	Form 4
Clariza Ronnie J	20,288	2,858	*	355,040	03-06-2018	Form 4
Jacobson Richard P	19,862	4,362	*	347,585	03-06-2018	Form 4
Stevens Daniel L	6,581	1,739	*	115,168	06-14-2017	Form 4
Padrick Kevin	4,081	1,739	*	71,418	06-14-2017	Form 4

*Less than 2% of shares outstanding

Source: Nasdaq

Total Return – FFNW vs. KRX

12/31/2012 to 7/17/2018



FFNW Outperforming KRX
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
194%
136%
FFNW (+194%)
KRX (+136%)

Source: S&P Global Market Intelligence, Bloomberg
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.
Note II: The total return of the KRX is calculated by using the price change of the KBW Regional Banking Total Return Index (KRXTR).

FFNW Historical Share Repurchase Program



Discount to Book Value
Discount to VWAP
2013
Total Shares Rep.: 2,728,018
Total Shares Rep. / ADTV: 47.9x
2014
Total Shares Rep.: 1,594,033
Total Shares Rep. / ADTV: 34.4x
2015
Total Shares Rep.: 1,521,817
Total Shares Rep. / ADTV: 38.5x
2016
Total Shares Rep.: 2,864,389
Total Shares Rep. / ADTV: 64.7x
2017
Total Shares Rep.: 326,800
Total Shares Rep. / ADTV: 11.3x
Shares Repurchased (mm)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Stock Price
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17
Cumulative Shares Repurchased
Additional Shares Repurchased
Stock Price

2013	Q2	Q3	Q4
Shares Rep. (mm)	1.656	0.502	0.572
Rep. Price	$9.97	$10.71	$10.88
P / (D) to Q. VWAP	3.5%	0.4%	2.0%
Price / TBVPS	0.92x	0.97x	0.97x

2014	Q2	Q3	Q4
Shares Rep. (mm)	0.993	0.274	0.327
Rep. Price	$10.90	$10.91	$11.40
P / (D) to Q. VWAP	2.2%	1.5%	0.1%
Price / TBVPS	0.94x	0.93x	0.95x

2015	Q1	Q2	Q3	Q4
Shares Rep. (mm)	0.268	0.397	0.403	0.454
Rep. Price	$12.00	$11.95	$12.37	$12.54
P / (D) to Q. VWAP	(1.2%)	(1.5%)	(0.1%)	(2.8%)
Price / TBVPS	0.99x	0.98x	1.00x	1.01x

2016	Q1	Q2	Q3	Q4
Shares Rep. (mm)	0.314	0.122	1.432	0.996
Rep. Price	$13.36	$13.42	$14.00	$14.51
P / (D) to Q. VWAP	(0.1%)	1.4%	1.6%	(12.2%)
Price / TBVPS	1.07x	1.06x	1.10x	1.15x

2017	Q2	Q3	Q4
Shares Rep. (mm)	0.023	0.291	0.014
Rep. Price	$15.93	$15.99	$15.99
P / (D) to Q. VWAP	(1.3%)	(2.0%)	(3.7%)
Price / TBVPS	1.23x	1.24x	1.21x

Note: Quarterly volume-weighted average price ("VWAP") calculation includes all trading days during the quarter indicated.

Source: SNL Financial and Company documents as of 12/31/2017.

Strategic Initiatives






RENTON
CHAMBER OF COMMERCE
&
VISITORS CENTER



Strategic Initiatives - Ongoing

- Effectively deploy capital and lower cost of funds by evaluating organic growth and/or acquisition of earnings assets, branches, or whole banks
- Continue to develop an efficient deposit gathering strategy by embracing technology to continue diversifying deposit composition
- Branch expansion strategy implemented in 2015 expanding our footprint in the geographical area we serve, attracting new customers, expanding our core and lower cost deposits, and diversifying the deposit mix
- Opened tenth branch location at The Junction in Bothell in April 2018
- Round out retail lending product line (e.g., personal lines of credit, titled loans and construction lines)
- Focus on growing one-to-four family portfolio, with specific emphasis on loans for investor properties
- Expand Chinese-American (foreign nationals) niche
- Regulatory Relations – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Strategic Initiatives - Recent

Target 10% Annual Growth

New Market Niches

Areas to diversify portfolio and broaden growth opportunities for Bank within current risk tolerance levels.

Small Business Lending *Launched in 2018*

- Initially targeting small businesses up to $2.0 million in revenue.
- Serving businesses within our current branch footprint.

Aircraft Lending *Launched in 2017*

- Lending based upon a predominantly asset centered model on very specific type/model of aircraft historically proven to maintain value.

Participations & Whole Loans Purchases *Supplement Pacific Northwest Organic Loan Growth*

- Loans include those with underlying collateral within areas of Washington State outside our primary market area or in other states.

Community Involvement

Top 10 CRA Hour Recipients
Junior Achievement
Renton School District – Middle / High Schools
Habitat for Humanity
YWCA
Renton Area Youth & Family Services
Renton Technical College and Foundation
DECA
Renton Downtown Partnership
Financial Beginnings
Peace for the Streets by Kids from the Streets

"Dress Down for Charity" Program Gives Employees Opportunity to Wear Casual Dress on Friday by Donating to a Designated Charity

- Helps Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout
- 9.1 average CRA qualified hours per employee in 2017


WORKERS BENEFITING FROM TAX REFORM
EVERSOURCE
FCA
FIAT CHRYSLER AUTOMOBILES
FIFTH THIRD BANCORP
firebird bronze
First Merchants
First Midwest Bank
First National Bank
FIRST FARMERS BANK & TRUST
FIRST
first financial bancorp
First Financial Northwest Bank
First Hawaiian Bank
FIRST HORIZON NATIONAL CORPORATION
FirstCapital Bank of Texas
ftc&h
FIVE SENSES
spa · salon · barbershop

Thank You!